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                                                                    EXHIBIT 23.2



                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
CKE Restaurants, Inc.

We consent to the use of our reports relating to Carl Karcher Enterprises, Inc. (now known as CKE Restaurants, Inc.), dated March 21, 1994, incorporated herein by reference.





                                           KPMG PEAT MARWICK LLP

Orange County, California
November 2, 1994